UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 June 27, 2019 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2019 (the Closing Date), Potomac Electric Power Company (Pepco) completed a tax-exempt bond financing in which the Maryland Economic Development Corporation (Medco) issued and sold $109,500,000 aggregate principal amount of its Maryland Economic Development Corporation Pollution Control Revenue Refunding Bonds (Potomac Electric Power Company Project), Series 2019 (the Medco Bonds). See Item 2.03 below for a description of the bonds and related agreements.
Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 27, 2019, Pepco completed a tax-exempt bond financing in which Medco issued and sold $109,500,000 aggregate principal amount of the Medco Bonds. The Medco Bonds mature on September 1, 2022 and bear interest at a rate of 1.700%, and were issued under a Trust Indenture, dated as of June 1, 2019, between Medco and the Bank of New York Mellon (the Trustee). The entire $109,500,000 of proceeds of the sale were loaned by Medco to Pepco pursuant to a Loan Agreement, dated as of June 1, 2019, between Medco and Pepco (the Loan Agreement). Pursuant to the Loan Agreement, Pepco is required to make loan repayments to the Trustee, as assignee of Medco, on terms substantially identical to the payment terms of the Medco Bonds. Pepco intends to use the proceeds of the Loan Agreement to effect the redemption of all of the outstanding $109,500,000 in aggregate principal amount of Pollution Control Revenue Refunding Bonds (Potomac Electric Power Company Project) Series 2006. A copy of the Loan Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
4.1	Exempt Facilities Loan Agreement dated as of June 1, 2019 between the Maryland Economic Development Corporation and Potomac Electric Power Company

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Pepco include those discussed herein as well as the items discussed in (1) Pepco’s 2018 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Pepco’s First Quarter 2019 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the Securities and Exchange Commission by Pepco. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Pepco undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

June 27, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Exempt Facilities Loan Agreement dated as of June 1, 2019 between the Maryland Economic Development Corporation and Potomac Electric Power Company